UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K
                         CURRENT REPORT



 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
                             of 1934


                 Date of Report:  March 5, 1998
                (Date of earliest event reported)




                        INTEL CORPORATION
     (Exact name of Registrant as specified in its charter)


           Delaware                0-6217         94-1672743
          ----------              --------       ------------
(State or other jurisdiction of (Commission    (I.R.S. Employer
incorporation or organization)  file number)    Identification
                                                     No.)



2200 Mission College Boulevard, Santa Clara,      95052-8119
California
   -------------------------------------         ------------
(Address of principal executive offices)          (Zip Code)





                         (408) 765-8080
      (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

          5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding
          Legal Proceedings.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     (c)  Exhibits

          99.1 Legal Proceedings

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION (Registrant)



                                      /s/F. Thomas Dunlap, Jr.
                                      -------------------------
Date:  March 5, 1998             By:  F. Thomas Dunlap, Jr.
                                      Vice President, General
                                      Counsel and Secretary

EXHIBIT 99.1

LEGAL PROCEEDINGS

                Intergraph Corporation vs. Intel

 U.S. District Court, Northern District of Alabama, Northeastern
                   Division (CV-97-N-3023-NE)

In November 1997, Intergraph Corporation ("Intergraph") filed suit in Federal District Court in Alabama generally alleging that Intel attempted to coerce Intergraph into relinquishing certain patent rights relating to microprocessor and chipset interaction in multiprocessor workstations. The suit also alleges that Intel infringes three Intergraph patents and includes alleged violations of antitrust laws. The suit seeks injunctive relief along with unspecified damages. In November 1997, Intel filed suit against Intergraph in Federal District Court in California seeking a declaratory judgment that the Intergraph patents are invalid. Intel also filed an action in the same court alleging breach of contract and misappropriation of trade secrets based on Intergraph's refusal to return Intel confidential information as contractually required. Although the ultimate outcome of this lawsuit cannot be determined at this time, management, including internal counsel, does not believe that the ultimate outcome will have a material adverse effect on Intel's financial position or overall trends in results of operations.

                   Cyrix Corporation vs. Intel

           U.S. District Court, E.D. Texas (4-97cv164)

Cyrix Corporation brought suit in Federal District Court in Texas in May 1997, alleging that Intel infringed two patents relating to microprocessors. Cyrix became a wholly owned subsidiary of National Semiconductor Corporation ("National") in November 1997. On February 3, 1998, Intel and National announced that they have settled the Cyrix lawsuit and extended the term of the existing patent cross-license agreement between the companies.

                  Michael W. Scriber vs. Intel

   U.S. District Court for the District of Oregon (CV-1262-AS)

Michael W. Scriber, a former employee of the Company, filed an action in September 1996 alleging that Intel's products infringe a patent issued to the plaintiff and that Intel wrongfully terminated his employment. On January 21, 1998, the court granted Intel's motions for summary judgment on all claims. The plaintiff has appealed the decision.